SUPPLEMENT DATED August 26, 2004
                                       TO
                          PROSPECTUS DATED MAY 1, 2003

                         WEALTHQUEST VARIABLE ANNUITY II
                                    ISSUED BY
                       AMERICAN NATIONAL INSURANCE COMPANY
                                   THROUGH ITS
               AMERICAN NATIONAL VARIABLE ANNUITY SEPARATE ACCOUNT


This supplement updates certain information contained in your prospectus. Please read it carefully and keep it with your prospectus for future reference.

As American National Insurance Company will be closed for business on Thursday, December 23, Friday, December 24 and Friday December 31, 2004 in observation of the Christmas and New Year Holidays, the term Valuation Date as defined in the Glossary is amended as follows:

Delete the current definition and substitute the new definition:

Each day the New York Stock Exchange ("NYSE") is open for regular trading, except for the day after Thanksgiving, Wednesday December 23, Thursday December 24 and Friday December 31. Accumulation Values are calculated and redemptions, transfers, and purchases are made only on Valuation Dates.